Exhibit (j) under Form N-1A
                                          Exhibit 23 under Item 601/Reg SK


                  CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We  consent  to the  references  to  our  firm  under  the  captions  "Financial
Highlights" in the Prospectus and "Independent Auditors" in the Statement of Additional Information, and to the use of our report dated April 3, 2001, included in Post-Effective Amendment Number 39 to the Registration Statement (Form N-1A, No. 2-66437) of Edward D. Jones & Co. Daily Passport Cash Trust.



By: /s/Ernst & Young LLP

       ERNST & YOUNG LLP

Boston, Massachusetts
April 3, 2001